UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Tempest Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35890	45-1472564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400
Brisbane, California	94005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 798-8589

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TPST	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Stockholders’ Equity Requirement

On May 19, 2026, Tempest Therapeutics, Inc. (the “Company”) received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it is not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026, reported stockholders’ equity of $822,000. As of the date of this Current Report on Form 8-K, the Company does not have a market value of listed securities of $35 million, or net income from continued operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years, the alternative quantitative standards for continued listing on the Nasdaq Capital Market.

The notification received has no immediate effect on the Company’s continued listing on the Nasdaq Capital Market, subject to the Company’s compliance with the other continued listing requirements. In accordance with Nasdaq rules, the Company has been provided 45 calendar days, but no later than July 6, 2026, to submit a plan to regain compliance (the “Compliance Plan”). If the Compliance Plan is acceptable to the Staff, they may grant an extension of 180 calendar days from the date of the Staff notification to regain compliance with the Stockholders’ Equity Requirement.

If the Staff does not accept the Compliance Plan, the Staff will provide written notification to the Company that the Compliance Plan has been rejected. At that time, the Company may appeal the Staff’s determination to a Nasdaq Hearings Panel.

The Company intends to submit the Compliance Plan on or before July 6, 2026, monitor its stockholders’ equity and evaluate further available options to regain compliance with the Stockholders’ Equity Requirement.

Independent Director Requirements

In addition, on May 22, 2026, Tempest Therapeutics, Inc. (the “Company”) notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Company will not be in compliance with the majority independent director requirement under Nasdaq Listing Rule 5605(b)(1), the audit committee requirement under Nasdaq Listing Rule 5605(c)(2)(A), the compensation committee requirement under Nasdaq Listing Rule 5605(d)(2)(A), and the nominating and corporate governance requirement under Nasdaq Listing Rule 5605(e)(1), solely resulting from the resignations of Mr. Michael Raab and Ms. Christine Pellizzari from the Board as disclosed in Item 5.02 of the Company’s Current Report on Form 8-K filed on May 22, 2026.

On May 22, 2026, the Company received written notice from Nasdaq stating that, as a result of the resignations described above, the Company is no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires a majority of the Board to be comprised of independent directors as defined in Nasdaq Listing Rule 5605(a)(2), Nasdaq Listing Rule 5605(c)(2), which requires the audit committee of the Board (the “Audit Committee”) to consist of at least three members, each of whom is an independent director under the Nasdaq Listing Rules and meets the heightened independence standards applicable to audit committee members, Nasdaq Listing Rule 5605(d)(2)(A), which requires the Company’s compensation committee (the “Compensation Committee”) to consists of at least two members, each of whom is an independent director under the Nasdaq Listing Rules, and Nasdaq Listing Rule 5605(e)(1) relating to the nominating and corporate governance committee (the “Nominating Committee”). Furthermore, the Company is not eligible for the cure period provided under Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4) because there is more than one vacancy on the Board, the Audit Committee, the Compensation Committee and the Nominating Committee.

Accordingly, the Company is required to submit its plan for compliance to Nasdaq with respect to these matters in writing within 45 calendar days. If the Company’s plan is accepted by Nasdaq, the Company may receive an extension of up to 180 calendar days from the date hereof to evidence compliance.

The foregoing has no immediate effect on the Company’s Nasdaq listing and its common stock will continue to be listed and traded on the Nasdaq Capital Market under the symbol “TPST” subject to the listing rules. However, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to regain compliance with the applicable Nasdaq Listing Rules within the required time periods.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, concerning the Company. These statements may discuss goals, intentions, and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management of the Company. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “could”, “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “goal”, “suggest”, “target” and other similar expressions. All statements that are not historical facts are forward-looking statements, including but not limited to, statements regarding: the Company’s plan to submit the Compliance Plan on or before July 6, 2026, monitor its stockholders’ equity and evaluate further available options to regain compliance with the Stockholders’ Equity Requirement. All forward-looking statements in this Current Report on Form 8-K are based on the Company’s current expectations, estimates and projections about its industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks related to the Company’s ability to regain compliance with Nasdaq listing standards; the Company’s ability to obtain an additional compliance period, if needed; the Company’s ability to take actions that may be required for its continued listing on Nasdaq; the Company’s current liquidity position and the need to obtain additional financing to support ongoing operations; the Company’s need for additional capital to fund its planned programs and operations and to continue to operate as a going concern; unexpected safety or efficacy data observed during preclinical or clinical trials; the possibility that results from prior clinical trials and preclinical studies may not necessarily be predictive of future results; past results may not be indicative of future results; clinical trial site activation or enrollment rates that are lower than expected; loss of key personnel; changes in expected or existing competition; changes in the regulatory environment; risks relating to volatility and uncertainty in the capital markets for biotechnology companies; and unexpected litigation or other disputes. These and other factors that may cause actual results to differ from those expressed or implied are discussed in greater detail in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 30, 2026, and in other documents filed by the Company from time to time with the SEC. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K and should not be relied upon as prediction of future events. In light of the foregoing, investors are urged not to rely on any forward-looking statement in reaching any conclusion or making any investment decision about any securities of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: May 22, 2026	By:	/s/ Nicholas Maestas
	Name:	Nicholas Maestas
	Title:	Chief Financial Officer